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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 15, 2002

                       INTERNATIONAL TOTAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

    Ohio                              0-23073                    34-1264201
(State or Other              (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)
                        ---------------------------------

                                  Crown Centre
                         5005 Rockside Road, Suite 1200
                            Independence, Ohio 44131
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  216-642-4522
              (Registrant's Telephone Number, Including Area Code)




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Item 5.  Other Events

On February 15, 2002, the United States Bankruptcy Court in the Eastern District of New York (the "Bankruptcy Court") approved an agreement between International Total Services, Inc. (the "Company") and the Federal Aviation Administration (the "FAA") pursuant to which the Company will provide pre-board screening services directly for the FAA, instead of for the various airlines. The agreement expires in sixty days, during which time the Company and the FAA will attempt to negotiate an agreement to cover the period of time through November 17, 2002, at which time the federal government is to provide pre-board screening services utilizing its own employees. The agreement is under seal pursuant to an order of the Bankruptcy Court.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERNATIONAL TOTAL SERVICES, INC.


Dated:   February 20, 2002              By:   /s/ Mark D. Thompson
                                              --------------------
                                              Mark D. Thompson
                                              President



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